SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Global Realty Shares, Inc.

Cohen & Steers Real Estate Securities Fund, Inc.

Cohen & Steers Global Infrastructure Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Institutional Global Realty Shares, Inc.

Cohen & Steers Preferred Securities and Income Fund, Inc.

Cohen & Steers Real Assets Fund, Inc.

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Cohen & Steers Active Commodities Strategy Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Revised - Solicitation Script

Cohen & Steers Open End Funds:

Cohen & Steers Active Commodities Strategy Fund

Cohen & Steers Dividend Value Fund

Cohen & Steers Global Infrastructure Fund

Cohen & Steers Global Realty Shares

Cohen & Steers Institutional Global Realty Shares

Cohen & Steers Institutional Realty Shares

Cohen & Steers International Realty Fund

Cohen & Steers MLP & Energy Opportunity Fund

Cohen & Steers Preferred Securities and Income Fund

Cohen & Steers Real Assets Fund

Cohen & Steers Real Estate Securities Fund

Cohen & Steers Realty Shares

Meeting Date: December 17, 2015

Toll Free Number: 855-601-2250

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Cohen & Steers Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling in regards to your current investment in certain Cohen & Steers Funds to confirm you have received the proxy materials for the annual meeting of the stockholders of the Funds scheduled for December 17, 2015. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling in regards to your current investment in certain Cohen & Steers Funds to confirm you have received the proxy materials for the annual meeting of the stockholders of the Funds scheduled in just a few days on December 17, 2015. Have you received proxy materials?

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Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                     , my name is <Agent Name> and I am calling in regards to your current investment in certain Cohen & Steers Funds. The proposals have not yet received the necessary vote for approval and as such, the annual meeting of the stockholders of the Funds has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended stockholders to vote FOR the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read city, state, and zip code>.

To ensure we have the correct street address for the confirmation, please state your street address.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-601-2250.

Mr./Ms. <Stockholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

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If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-601-2250.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling in regards to the Cohen & Steers Funds. You should have received proxy material electronically or in the mail concerning the Annual meeting of Stockholders to be held on December 17, 2015.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2250 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message in regards to the Cohen & Steers Funds. You should have received proxy material electronically or in the mail concerning the Annual meeting of Stockholders to be held on December 17, 2015. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2250 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

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INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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